Exhibit 99.1

0 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. This presentation, including any supporting materials, is owned by Gartner, Inc. and/or its affiliates and is for the sole us e o f the intended Gartner audience or other authorized recipients. This presentation may contain information that is confidential, proprietary or otherwise legally prote cte d, and it may not be further copied, distributed or publicly displayed without the express written permission of Gartner, Inc. or its affiliates. © 2016 Gartner, Inc . and/or its affiliates. All rights reserved. Sherief Bakr Group Vice President, Investor Relations

1 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Statements contained in this presentation regarding the growth and prospects of the business, the Company’s projected 2016 financial results, long - term objectives and all other statements in this presentation other than recitation of historical facts are forward looking statements (as defined in the Private Securities Litigation Reform Act of 1995). Such forward looking stateme nts involve known and unknown risks, uncertainties and other factors; consequently, actual results may differ materially from tho se expressed or implied thereby. Factors that could cause actual results to differ materially include, but are not limited to, the ability to maintain and exp and Gartner’s products and services; the ability to expand or retain Gartner’s customer base; the ability to grow or sustain reve nue from individual customers; the ability to attract and retain a professional staff of research analysts and consultants upon w hom Gartner is dependent; the ability to achieve and effectively manage growth, including the ability to integrate acquisitions a nd consummate acquisitions in the future; the ability to pay Gartner’s debt obligations; the ability to achieve continued custom er renewals and achieve new contract value, backlog and deferred revenue growth in light of competitive pressures; the ability t o carry out Gartner’s strategic initiatives and manage associated costs; the ability to successfully compete with existing comp eti tors and potential new competitors; the ability to enforce and protect our intellectual property rights; additional risks associat ed with international operations including foreign currency fluctuations; the impact of restructuring and other charges on Gartner’s businesses and operations; general economic conditions; risks associated with the credit worthiness and budget cuts of governments and agencies; and other risks listed from time to time in Gartner’s reports filed with the Securities and Exchang e Commission, including Gartner’s most recent Annual Report on Form 10 - K and Quarterly Reports on Form 10 - Q. The Company’s SEC filings can be found on Gartner’s website at investor.gartner.com and on the SEC’s website at www.sec.gov . Forward looking statements included herein speak only as of February 11, 2016 and the Company disclaims any obligation to revise or update such statements to reflect events or circumstances after this date or to reflect the occurrence of unanticip ate d events or circumstances . Forward Looking Statements

2 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. 2 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Introduction Sherief Bakr Business Overview Gene Hall Research Peter Sondergaard Events Claire Herkes Consulting Per Anders Waern Break Sales David Godfrey Financial Overview Craig Safian Summary/Q&A Gene Hall and Craig Safian Agenda

3 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. This presentation, including any supporting materials, is owned by Gartner, Inc. and/or its affiliates and is for the sole us e o f the intended Gartner audience or other authorized recipients. This presentation may contain information that is confidential, proprietary or otherwise legally prote cte d, and it may not be further copied, distributed or publicly displayed without the express written permission of Gartner, Inc. or its affiliates. © 2016 Gartner, Inc . and/or its affiliates. All rights reserved. Gene Hall CEO

4 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. DIGITAL ECONOMY We’re in the

5 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. DISRUPTION SECURITY BUSINESS TRANSFORMATION

6 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. DISRUPTION

7 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. SECURITY THREATS

8 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. BIMODAL BUSINESS

9 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Jeff Immelt

10 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. MERGING THE DIGITAL AND PHYSICAL WORLDS

11 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. ®

12 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Why Gartner Strong Value Proposition Vast Market Opportunity Winning Strategy Extraordinary Business Model Exceptional Execution

13 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Strong Value Proposition • Unique and competitively differentiated insight on clients ’ Mission Critical Priorities • Providing high client value • At very low cost

14 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved.

15 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Gartner Note: Percentages based on midpoint of 2016 revenue guidance. Extraordinary Research Insight 12% Gartner Events Business 14% Gartner Consulting Business 74% Gartner Research Business

16 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Impressive, Sustained Track Record of Performance NOTE: 2013 - 2015 Normalized for Acquisition and Integration Charges Contract Value ($M) 2006 2007 2009 2011 2010 2015 2013 2012 2014 2008 Normalized EBITDA ($M) 2011 2010 2009 2014 2013 2008 2007 2015 2006 2012 Earnings p er Share ($) 2012 2011 2010 2006 2015 2007 2008 2014 2009 2013 2009 2014 2010 2011 2013 2012 2015 2007 2006 2008 Free Cash Flow per share ($) 640 1,761 150 408 $ 0.50 $ 2.39 $ 0.73 $ 3.72

17 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Vast Market Opportunity • Vast, untapped and growing • Driven by pervasive criticality and rapid rate of change in technology • Additional markets including Supply Chain and Marketing

18 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. A Vast, Untapped Market Opportunity 8 Other Business Leaders 8 Marketing Function IT Function Technical Professionals CIOs IT Leaders 14 19 5 Supply Chain Function 4 Gartner CV 1.7 (in $ billions) 38 $61B Gartner Estimated Current Market Small Businesses 3

19 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Winning Strategy • Market - leading insights delivered through innovative, differentiated offerings • Operating at scale • G rowing organizational capability to capture our massive market opportunity • Continuous improvement and innovation

20 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Text

21 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Extraordinary Business Model • Recurring revenue with strong retention • Clients diversified across geography, industry and client size • High incremental margins • Free cash flow substantially in excess of net income

22 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. United Kingdom United States Brazil Germany Japan China UAE Other countries India Strong Fundamentals: Geographic, Industry and Size Diversity

23 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. United Kingdom United States Brazil Germany Japan China UAE Other countries India Healthcare Manufacturing Retail Public Sector Finance & Insurance Technology Energy & Utilities Services Other industries Strong Fundamentals: Geographic, Industry and Size Diversity

24 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Healthcare Manufacturing Retail Public Sector Finance & Insurance Technology Energy & Utilities Services Other industries Strong Fundamentals: Geographic, Industry and Size Diversity United Kingdom United States Brazil Germany Japan China UAE Other countries India Size $10B+ $1 - 10B <$0.1M $0.1M - 1B

25 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Exceptional Execution • Performance - driven leadership team • Exceptional operational execution to grow at double - digit rates • Strong cash flow and balance sheet management to drive shareholder value • 10+ year track record of double - digit growth in key metrics

26 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Performance Driven Leadership Team Tenure World - Class Talent Global 7 years Avg Tenure in Role 14 years Avg Tenure at Gartner Nationality Source of Leadership [CAT EGO RY … [CAT EGO RY NA … External 38% Acquisition 8% Promotion 54%

27 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. 2007 2009 2013 2014 2015

28 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Impressive, Sustained Track Record of Performance NOTE: 2013 - 2015 Normalized for Acquisition and Integration Charges Contract Value ($M) 2006 2007 2009 2011 2010 2015 2013 2012 2014 2008 Normalized EBITDA ($M) 2011 2010 2009 2014 2013 2008 2007 2015 2006 2012 Earnings p er Share ($) 2012 2011 2010 2006 2015 2007 2008 2014 2009 2013 2009 2014 2010 2011 2013 2012 2015 2007 2006 2008 Free Cash Flow per share ($) 640 1,761 150 408 $ 0.50 $ 2.39 $ 0.73 $ 3.72

29 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Why Gartner Unique and competitively differentiated insight on clients’ Mission Critical Priorities Providing high client value At very low cost Vast, untapped and growing Driven by pervasive criticality and rapid rate of change in technology Additional markets including Supply Chain and Marketing Market - leading insights delivered through innovative, differentiated offerings Operating at scale Growing organizational capability to capture our massive market opportunity Continuous improvement and innovation Recurring revenue with strong retention Clients diversified across geography, industry and client size High incremental margins Free cash flow substantially in excess of net income Performance - driven leadership team Exceptional operational execution to grow at double - digit rates Strong cash flow and balance sheet management to drive shareholder value 10+ year track record of double - digit growth in key metrics Strong Value Proposition Vast Market Opportunity Winning Strategy Extraordinary Business Model Exceptional Execution

30 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. This presentation, including any supporting materials, is owned by Gartner, Inc. and/or its affiliates and is for the sole us e o f the intended Gartner audience or other authorized recipients. This presentation may contain information that is confidential, proprietary or otherwise legally prote cte d, and it may not be further copied, distributed or publicly displayed without the express written permission of Gartner, Inc. or its affiliates. © 2016 Gartner, Inc . and/or its affiliates. All rights reserved. Peter Sondergaard Senior Vice President, Research

31 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Why Gartner Strong Value Proposition Vast Market Opportunity Winning Strategy Extraordinary Business Model Exceptional Execution

32 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Today’s Roadmap Changing Business & Technology Gartner Research Capabilities Innovative Gartner Products

33 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. 33 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Every Company is a Technology C ompany

34 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. 34 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Every Budget is a Technology Budget

35 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Cost Structure Transformation Technology Changes Business Model Changes

36 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Cloud Mobile Data Digital Workplace Robotics IoT Technology Changes Accelerating Change and Impact of Technologies

37 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Cloud enables: • Use of technology for a business goal • Business and consumer led technology • Technology as disruptive enable • Distributed analytics • Commodity scale Growth of cloud Technology Changes Growth of Cloud Drives Business Transformation Source: Gartner On premise Cloud

Technology Changes

Gartner is Leading the IT Industry Conversation


ASIC
TCO
ERP
MES
BI
SOA
APS
PLM
Green IT
BAM
CPM
PBS
Nexus of Forces
Digital Business
Algorithmic Economy
1980s
1990s
2000s
2010s
2020s
Client/Server
Mobile
PC
Windows
Sustainability
Internet
Middleware
Virtualization
Multisourcing
Web 2.0
Social Media/ Computing
Cloud Computing
Mobile
Consumerization
AI

38 CONFIDENTIAL AND PROPRIETARY | © 2016 Gartner, Inc. and/or its affiliates. All rights reserved.

Gartner.

39 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. 3.6% 3.5% 3.3% 3.2% 3.4% 3.4% 3.0% 3.1% 3.2% 3.3% 3.4% 3.5% 3.6% 3.7% 2011 2012 2013 2014 2015 2016 Cost Structure Transformation Gartner Assists in Cost Optimization of IT Budgets Source: Gartner IT Key Metrics Data 2016: Cross industry Analysis, Multiyear IT Budget as a % of Revenue

40 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Cost Structure Transformation Growth in Business Unit Spending on IT Source: Gartner 2015 CIO Survey, n=2267 CIOs Non - IT IT IT Budget Business Unit Budget Energy & Utilities 84% 12% Healthcare 86% 14% Financial Services 81% 19% Retail 84% 16% Education 79% 21% Government 79% 21% 80 75 0 20 40 60 9 0 85

41 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Metric Traditional Bank example* Digital Bank example** IT spending % revenue 6.5% 15 to 20% IT spending % of opex 8.5% 20 to 25% IT spending per employee $25k $40 to $50k Opex: Capex 2:1 9:1 Cost Structure Transformation Digital Business Carries Significant Growth in Technology Spending

42 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Business Model Changes CEOs Expect Significant Transformation of Their Industry Industry transformation by 2020 Substantial industry transformation Moderate industry transformation 43% 41% We will operate in a ‘new’ industry — almost unrecognizable compared to today. Little industry transformation — it will be very similar to today 7% 9% Source: Gartner 2016 CEO Survey n =396 CEOs and Sr. Business Executives

43 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. CEO Expectations – Industry transformation by 2020 34% 43% 23% 15% 64% 18% 3% Not tech related Digital & IT related Other science & tech None at this time 2016 n=297 CEOs and Sr. Business Executives 2013 n=246 CEOs and Sr. Business Executives Business Model Changes CEOs Expect Disruption is Driven by Technology Source: Gartner 2016 CEO Survey n =396 CEOs and Sr. Business Executives

44 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Changing Business & Technology Gartner Research Capabilities Innovative Gartner Products Today’s Roadmap

45 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. 196 Teams Our teams: • Minimum 15 years of experience at time of hire • 60% have 20+ years of industry experience • Become globally recognized experts • Single digit attrition rates Gartner Research Expertise Scalable, Global and Experienced Analyst Base

46 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Gartner Research Expertise Global Coverage Over 1,125 analysts 105 a nalysts added in 2015 35 countries 647 304 174

47 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Gartner Research Expertise Decision Makers in 10,000 Enterprises 17,000 Senior Technology Executives Primary Research Gartner Research Circle Interactions with Technology and S ervice P roviders Other Inputs Analyst communities Peer review Quality reviews

48 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Gartner Research Deliverables Highly Leverageable , High Margin Content Written Research 1 Access to Experts Coaching and Peer Interactions 5,000 New Documents in 2015 110,000 Archived Documents in 2015 Content Type Examples: • Vendor Selection • Strategic Roadmaps • Best Practices • Interactive Tools

49 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Gartner Research Deliverables Agile, Scalable Access to Individual Advice • 230,000 One - on - one Interactions • Over 100,000 via Video • 4.5 out of 5 Quality Rating (5 is best) Written Research Access to Experts Coaching and Peer Interactions 2

50 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Gartner Research Deliverables Leveraging the Growing Number of Gartner Clients 49,000 clients registered in Peer Connect 242,000 Peer Conversation View in 2015 Over 10,000 unique monthly visitors Written Research Coaching and Peer Interactions 3 Access to Experts Access to Experts

51 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Changing Business & Technology Gartner Research Capabilities Innovative Gartner Products Today’s Roadmap

52 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Strong Value Proposition Save Time Save Money Gain Resources Gain Confidence

53 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Gartner Research – Market Opportunity IT Function 5 19 14 $38B CIOs Products Gartner for IT Executives Gartner for IT Leaders Gartner for Technical Professionals Technical Professionals IT Leaders

54 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Gartner Research – Market Opportunity Supply Chain Function 4 Chief Supply Chain Officers Gartner for Chief Supply Chain Officers Gartner for Supply Chain Leaders 5 19 14 Supply Chain Leaders Products

55 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Gartner Research – Market Opportunity Marketing Function 8 Chief Marketing Officer Gartner for Chief Marketing Officers Gartner for Marketing Leaders Marketing Leaders 5 19 14 Products

56 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Subject matter experts Gartner Research – Market Opportunity Other Gartner for Business Leaders CEO Business leaders 8 5 19 14 Products 8 Gartner for Business Leaders Gartner for Business Leaders

57 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Gartner Research – Market Opportunity Small Businesses 3 $61B Total

58 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. A Vast, Untapped Market Opportunity 8 Other Business Leaders 8 Marketing Function IT Function Technical Professionals CIOs IT Leaders 14 19 5 Supply Chain Function 4 Gartner CV 1.7 (in $ billions) 38 $61B Gartner Estimated Current Market Small Businesses 3

59 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Why Gartner Strong Value Proposition Vast Market Opportunity Winning Strategy Extraordinary Business Model Exceptional Execution

60 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. This presentation, including any supporting materials, is owned by Gartner, Inc. and/or its affiliates and is for the sole us e o f the intended Gartner audience or other authorized recipients. This presentation may contain information that is confidential, proprietary or otherwise legally prote cte d, and it may not be further copied, distributed or publicly displayed without the express written permission of Gartner, Inc. or its affiliates. © 2016 Gartner, Inc . and/or its affiliates. All rights reserved. Claire Herkes Group Vice President, Events

61 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Why Gartner Strong Value Proposition Vast Market Opportunity Winning Strategy Extraordinary Business Model Exceptional Execution

62 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Gartner Events Segment Revenue: 2011 – 2015 Note: All figures are as reported in USD in millions reported exchange rates 148 174 199 228 252 2015 2014 2013 2011 2012

63 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Gartner Events Business Differentiated live events leveraging research content

64 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Gartner Events Business World’s Leading Technology Conference Producer 65 Events 52,000 + Attendees 6 Continents 2,350 Exhibitors

65 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. 65 © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Our mission: Make every conference we produce the MUST ATTEND event for the communities we serve

66 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Gartner Events Business Current Relevant Actionable

67 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Attendee Value Proposition Face - to - face analyst interaction Industry leaders Unparalleled peer networking Access to leading solution providers Actionable advice

68 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Attendee Value Proposition Industry leaders Unparalleled peer networking Access to leading solution providers Actionable advice Face - to - face analyst interaction

69 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Attendee Value Proposition Industry leaders Unparalleled peer networking Access to leading solution providers Actionable advice Face - to - face analyst interaction

70 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Attendee Value Proposition Industry leaders Unparalleled peer networking Access to leading solution providers Actionable advice Face - to - face analyst interaction

71 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Attendee Value Proposition Industry leaders Unparalleled peer networking Access to leading solution providers Actionable advice Face - to - face analyst interaction

72 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Exhibitor Value Proposition Face - to - face interaction with senior level attendees Cost effective lead generation

73 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. 2015 Gartner Events Portfolio 65 strategic conferences covering all major geographies, attracting more than 52,000 technology and business professionals

74 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. UNITED STATES October 4 – 8 SPAIN November 8 – 12 JAPAN October 28 – 30 AUSTRALIA October 26 – 29 BRAZIL October 19 – 22 INDIA November 2 – 5 SOUTH AFRICA September 28 – 30 UNITED ARAB EMIRATES May 19 – 21 The World’s Most Important Gathering of CIOs and Senior IT Executives Over 20,000 Participants

75 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. IoT has the potential to be the infrastructure of digital, platform - based businesses, but deployment is in the early stages, experts say. “A platform is a business that exploits network effects. IoT brings that possibility much higher,” said Gartner’s Dave Aron at the company’s Symposium/ Itxpo .

76 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Peter Sondergaard , senior vice president of research at Gartner, says that the global tech market will regain strength in 2016, thanks to the launch of Windows 10 and Data Center Systems market growth.

77 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Interviewed at Gartner Symposium/ ITxpo , Klas Bendrik , senior vice - president and CIO of Volvo Car Group, said “The IT department is moving way beyond being an internal service provider for the business .”

78 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. # GartnerSYM Reached 27M people

79 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. 2015 CIO Event Portfolio 6,600 CIO's

80 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Why Gartner Strong Value Proposition Vast Market Opportunity Winning Strategy Extraordinary Business Model Exceptional Execution

81 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. This presentation, including any supporting materials, is owned by Gartner, Inc. and/or its affiliates and is for the sole us e o f the intended Gartner audience or other authorized recipients. This presentation may contain information that is confidential, proprietary or otherwise legally prote cte d, and it may not be further copied, distributed or publicly displayed without the express written permission of Gartner, Inc. or its affiliates. © 2016 Gartner, Inc . and/or its affiliates. All rights reserved. Per Anders Waern Senior Vice President, Consulting

82 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Gartner Consulting Longer - term differentiated engagements leveraging Gartner research Gartner Consulting Business

83 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Why Gartner Strong Value Proposition Vast Market Opportunity Winning Strategy Extraordinary Business Model Exceptional Execution

84 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Gartner Consulting Independent and Objective Powered by Gartner Research Proprietary Benchmark Enabled Gartner Consulting Business

85 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Gartner Consulting Highest - ever backlog Backlog +19% 119 2014 2015 99

86 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Managing Partners 18%

87 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Managing Partners

88 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Managing Partners Long term, trust based relationships Repeat business

89 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Gartner Consulting Solution Innovation Gartner Consulting Business

90 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Gartner Consulting Best practices for key technology initiatives Contract Optimization Benchmarks Gartner Consulting Business

91 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Best Practices For Key Technology Initiatives Research driven Benchmark informed From good to great

92 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Right Products, Right Terms, Right Pricing Digital economy drives new contract models Increased client uncertainty

93 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Right Products, Right Terms, Right Pricing Needs assessment Negotiation of money saving terms and conditions Focus on bottom line impact $360M

94 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Benchmark Analytics >5K IT environments annually Roadmap of priorities Become digital ready

95 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Gartner Consulting Independent and Objective Powered by Gartner Research Proprietary Benchmark Enabled Gartner Consulting Business

96 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Experienced Senior Practitioners $ 391K average annual revenue per head 606 billable Consultants

97 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Experienced Senior Practitioners and Growing Access to Leading Organizations Unique Gartner Insights Professional Development

98 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Why Gartner Strong Value Proposition Vast Market Opportunity Winning Strategy Extraordinary Business Model Exceptional Execution

99 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. This presentation, including any supporting materials, is owned by Gartner, Inc. and/or its affiliates and is for the sole us e o f the intended Gartner audience or other authorized recipients. This presentation may contain information that is confidential, proprietary or otherwise legally prote cte d, and it may not be further copied, distributed or publicly displayed without the express written permission of Gartner, Inc. or its affiliates. © 2016 Gartner, Inc . and/or its affiliates. All rights reserved. David Godfrey Senior Vice President, Worldwide Sales

100 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Why Gartner Strong Value Proposition Vast Market Opportunity Winning Strategy Extraordinary Business Model Exceptional Execution

101 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Gartner Sales

102 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Gartner Sales 2,171 quota - bearing sales associates • 295% growth since 2005 • Roughly split between NA and ROW Profile of a Ga r tner Account Executive • Highly motivated • Great sales DNA • Passionate • Goal oriented

103 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Healthcare Manufacturing Retail Public Sector Finance & Insurance Technology Energy & Utilities Services Etc. Strong Fundamentals: Geographic, Industry and Size Diversity United Kingdom United States Canada Latin America France Germany Japan China Etc. Size Fortune 500 $1B+ <$1B

104 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Gartner Sales 2,171 quota - bearing sales associates • 295% growth since 2005 • Roughly split between NA and ROW Profile of a Ga r tner Account Executive • Highly motivated • Great sales DNA • Passionate • Goal oriented

105 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. A Vast, Untapped Market Opportunity 8 Other Business Leaders 8 Marketing Function IT Function Technical Professionals CIOs IT Leaders 14 19 5 Supply Chain Function 4 Gartner CV 1.7 (in $ billions) 38 $61B Gartner Estimated Current Market Small Businesses 3

106 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. 110,000 Enterprises in our Database

107 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Clients/ year 30

108 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. 10% 10,796 Current Enterprise Penetration

109 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Client Enterprise and Contract Value Growth # Of Client Enterprises +838 +14% FX Neutral Research Contract Value

110 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. … … … … … Research Sold as Subscriptions to Individuals • Role - based • Recurring revenue IT Leaders CIO Technical Professionals

111 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. … … … … … Research Sold as Subscriptions to Individuals • Role - based • Recurring revenue IT Leaders CIO Technical Professionals

112 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. … … … … … Research Sold as Subscriptions to Individuals IT Leaders CIO Technical Professionals

113 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. … … … … … Research Sold as Subscriptions to Individuals IT Leaders CIO Technical Professionals $1M

114 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Why Gartner Strong Value Proposition Vast Market Opportunity Winning Strategy Extraordinary Business Model Exceptional Execution

115 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Sales Strategy to Capture Market Opportunity Coverage Capacity Effectiveness

116 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Capacity Sales Strategy to Capture Market Opportunity Coverage Effectiveness

117 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Coverage Sales Strategy to Capture Market Opportunity Capacity Effectiveness

118 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Effectiveness Sales Strategy to Capture Market Opportunity Coverage Capacity

119 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Capacity Sales Strategy to Capture Market Opportunity Grow sales headcount 15 – 20% annually Architected recruitment and training plan

120 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Capacity 663 806 928 942 1,049 1,268 1,417 1,643 1,881 2,171 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Direct Quota Bearing Headcount Sales Strategy to Capture Market Opportunity Grow sales headcount 15 – 20% annually Architected recruitment and training plan

121 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Coverage Sales Strategy to Capture Market Opportunity Matched to global opportunity Emphasizing client intimacy Agile territory planning capability

122 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. 101 111 130 120 127 138 146 157 161 163 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Average Contract Value per Enterprise ($K) 6,318 6,798 6,400 6,544 7,680 8,070 8,630 9,071 9,958 10,796 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Research Client Enterprises Sales Strategy to Capture Market Opportunity Coverage Matched to global opportunity Emphasizing client intimacy Agile territory planning capability

123 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Sales Strategy to Capture Market Opportunity Coverage Capacity Effectiveness

124 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Sales Strategy to Capture Market Opportunity Recruiting Great Talent World Class Training Proprietary Tools and Best Practices Effectiveness

125 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Gartner Sales: A Great Place to Work Gartner reputation Best Place To Work, Employees’ Choice Winner 2013, 2014, 2015 and 2016 One of Forbes "Most Innovative Growth Companies" 2015 Top 25 Most Socially Engaged Companies on LinkedIn

126 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Gartner Sales: A Great Place to Work • Strategic relationships • Collaboration • Leading tools and best practices • Innovative products Gartner culture

127 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Why Gartner Strong Value Proposition Vast Market Opportunity Winning Strategy Extraordinary Business Model Exceptional Execution

128 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. This presentation, including any supporting materials, is owned by Gartner, Inc. and/or its affiliates and is for the sole us e o f the intended Gartner audience or other authorized recipients. This presentation may contain information that is confidential, proprietary or otherwise legally prote cte d, and it may not be further copied, distributed or publicly displayed without the express written permission of Gartner, Inc. or its affiliates. © 2016 Gartner, Inc . and/or its affiliates. All rights reserved. Craig Safian Chief Financial Officer

129 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Why Gartner Strong Value Proposition Vast Market Opportunity Winning Strategy Extraordinary Business Model Exceptional Execution

130 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Today’s Roadmap Long – Term Growth Sales Productivity Cash Flow Generation Capital Deployment Strong Fundamentals

131 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Strong Fundamentals Vast, growing and untapped market opportunity Predictable, attractive, cash generative business model T rack record of success Diverse client - base – regional, industry, size

132 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. A Vast, Untapped Market Opportunity 8 Other Business Leaders 8 Marketing Function IT Function Technical Professionals CIOs IT Leaders 14 19 5 Supply Chain Function 4 Gartner CV 1.7 (in $ billions) 38 $61B Gartner Estimated Current Market Small Businesses 3

133 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Strong Fundamentals: Research Largest Portion of Revenue 56% 69% 70% 71% 72% 73% 29% 21% 19% 18% 17% 15% 14% 10% 11% 11% 11% 12% 2011 $1,469M 2006 $1,037M 2015 Research Consulting Events $2,163M 2014 $2,021M 2013 $1,784M 2012 $1,616M 100%

134 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Strong Fundamentals: Research Business Model 15% 12% Events Research Consulting $2,163M 73% Growth 2015 100%

135 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Strong Fundamentals: Research Business Model 15% 12% Events Research Consulting $2,163M 73% Recurring revenue business 2015 100%

136 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Strong Fundamentals: Research Business Model 15% 12% Events Research Consulting $2,163M 73% High renewal rates Client Retention 84% Wallet Retention 105% 2015 100%

137 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Strong Fundamentals: Research Business Model 15% 12% Events Research Consulting $2,163M 73% High incremental margins Research 70% 2015 100%

138 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Strong Fundamentals: Research Business Model 15% 12% Events Research Consulting 2015 $2,163M 73% Upfront invoicing and collection/ negative working capital 421 464 491 552 581 (766) 2012 (228) (692) 2011 (191) (612) Deferred Revenue Accounts Receivable (320) 2015 (901) 2014 (289) (842) 2013 (275) 100%

139 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Strong Fundamentals: Research Business Model • Growth • Recurring revenue business • High renewal rates • High incremental margins • Upfront invoicing and collection Strong Cash Flow Generation

140 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Strong Fundamentals: Track Record of Success $0.73 $3.72 2009 2014 2010 2011 2013 2012 2015 2007 2006 2008 Normalized EBITDA ($M) Free Cash Flow per share ($) Earnings p er Share ($) Total Revenue ($M) 150 408 2011 2010 2009 2014 2013 2008 2007 2015 2006 2012 $0.50 $2.39 2012 2011 2010 2006 2015 2007 2008 2014 2009 2013 2,163 2015 2014 2006 2011 2008 1,037 2013 2012 2009 2010 2007 NOTE: 2013 - 2015 Normalized for Acquisition and Integration Charges

141 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. 640 1,761 Strong Fundamentals: Track Record of Success Quota Bearing Headcount Contract Value per Client Enterprise ($K) # Of Client Enterprises Contract Value ($M) 2006 2007 2009 2011 2010 2015 2013 2012 2014 2008 663 2,171 2015 2008 2012 2011 2010 2009 2006 2007 2013 2014 6,318 10,796 2006 2007 2011 2009 2013 2012 2010 2014 2015 2008 101 163 2009 2006 2007 2008 2010 2011 2013 2012 2015 2014

142 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Strong Fundamentals: 2016 Outlook 279 315 345 386 408 455 +12% 2016 Mid - point 2015 2014 2013 2012 2011 2.16 2.46 2.95 3.44 3.72 4.33 +16% 2016 Mid - point 2015 2014 2013 2012 2011 1.39 1.73 1.97 2.24 2.39 2.66 +11% 2016 Mid - point 2015 2014 2013 2012 2011 Normalized EBITDA ($M) Free Cash Flow per share ($) Earnings per Share ($) Total Revenue ($M) 1,469 1,616 1,784 2,021 2,163 2,430 2013 2012 2011 +12% 2016 Mid - point 2015 2014 NOTE: 2013 - 2015 Normalized for Acquisition and Integration Charges

143 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. United Kingdom United States Brazil Germany Japan China UAE Other countries India Strong Fundamentals: Geographic, Industry and Size Diversity

144 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. United Kingdom United States Brazil Germany Japan China UAE Other countries India Healthcare Manufacturing Retail Public Sector Finance & Insurance Technology Energy & Utilities Services Other industries Strong Fundamentals: Geographic, Industry and Size Diversity

145 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Healthcare Manufacturing Retail Public Sector Finance & Insurance Technology Energy & Utilities Services Other industries Strong Fundamentals: Geographic, Industry and Size Diversity United Kingdom United States Brazil Germany Japan China UAE Other countries India Size $10B+ $1 - 10B <$0.1M $0.1M - 1B

146 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Today’s Roadmap Long – Term Growth Sales Productivity Cash Flow Generation Capital Deployment Strong Fundamentals

147 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Total Contract Value • Research Contract Value – current method • Total Contract Value – new method Better measure of cash flow capability and of true productivity Completely aligned with how we measure and pay our sales team Total value of what the client is actually buying, renewing and paying Why this measure is better?

148 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Total Contract Value – Illustrative Example CIO Service/$100,000 Access to CIO Research Event Access Tools Access to IT Research

149 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Total Contract Value – Illustrative Example CIO Service/$100,000 $100K Total Contract Value Access to CIO Research Event Access Tools Access to IT Research $97K Research Contract Value Access to CIO Research Event Access Tools Access to IT Research

150 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Total Contract Value 1,549 Q4 2014 1,492 Q1 2015 1,514 Q2 2015 Q4 2015 1,697 Q3 2015 1,604 Q3 2014 Q2 2014 Q1 2014 1,345 1,317 1,395 13% 13% 13% 15% 15% 15% 15% 14% Growth Rate Note: Total Contract Value method presented at 2016 FX rates $M

151 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Sales Productivity – Growth in Sales Headcount 663 806 928 942 1,049 1,268 1,417 1,643 1,881 2,171 2006 2008 2010 2007 2009 2014 2015 2012 2013 2011 Direct Quota Bearing Headcount Single largest investment is growing the sales force to capture untapped market opportunity

152 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Sales Productivity – Measuring Progress Net contract value increase ( NCVI or growth) per Account Executive (AE) • Focus on growth per AE as much of our business is renewable Measure on a rolling four quarter basis or for stand - alone periods • Rolling 4 quarter best way to measure as it eliminates seasonality We measure as NCVI per AE

153 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Sales Productivity – Measuring Progress Note: For illustrative purposes Closing CV per AE Opening CV per AE New Business $1,150k $1,000k $150k $300k Calculating NCVI per sales person (AE) Illustrative Basis Retention @ 85% $150k NCVI

154 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Sales Productivity – Measuring Progress Rolling Four Quarter FX Neutral CV Growth Opening period sales headcount Average Productivity (NCVI) per AE How to calculate sales productivity:

155 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Sales Productivity – 2015 Calculation $205M 2015 Opening CV 2015 NCVI $1,697M 2015 Closing CV $1,492M 2015 FX Neutral NCVI $205M Opening 2015 direct quota bearing headcount 1,881 Average Productivity (NCVI) per AE $109k +14% Note: Total Contract Value method; presented at 2016 FX rates

156 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Sales Productivity Note: Total Contract Value method; presented at 2016 FX rates $104k $100k $106k $115k $116k $114k $115k $109k Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q3 2015 Q2 2015 Q4 2015

157 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Long – Term Growth Sales Productivity Cash Flow Generation Capital Deployment Strong Fundamentals

158 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. $5k improvement per year (FX Neutral) 15% 15% 16% 16% 17% $10k improvement per year (FX Neutral) 15% 16% 18% 18% 19% Sales Productivity – Small I mprovements Can Have a Large Impact Notes: 1 ) Sales force grows 15% per year 2) 2015 Productivity in 2016 FX rates is $109k (Total CV Method) Year 1 Year 2 Year 3 Year 4 Year 5 Flat Productivity (FX Neutral) 14% 14% 14% 14% 14% 15% per year sales headcount growth and: Contract value growth

159 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. $3.3B $1.7B $3.5B Year 4 Year 3 Year 2 Year 0 Year 1 Year 5 $10k improve/year Flat Productivity $5k improve/year $3.8B Illustrative Model: Productivity Scenarios

160 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Today’s Roadmap Long – Term Growth Sales Productivity Cash Flow Generation Capital Deployment Strong Fundamentals

161 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Cash Flow Conversion: Definition of Free Cash Flow Cash provided by operating activities $ 346M 2015 Less: Capital expenditures (46)M Add: Cash acquisition and integration payments 17M Free Cash Flow $ 316M Note: See Company filings for definitions of Free Cash Flow

162 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Cash Flow Conversion Dec. Dec. Mar. Jun. Sep. • Contracts invoiced and collected well in advance of revenue recognition and delivery. Client buys $100K contract $100K invoice sent Client pays $100K

163 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Cash Flow Generation Note: See Company filings for definitions of Net Income excluding acquisitions and integration costs and Free Cash Flow Free Cash Flow Net Income Note: 2013 – 2015 Net Income Normalized for Acquisition and Integration Costs $137M $166M $187M $203M $203M $280M $214M $236M $312M $316M 2011 2012 2013 2014 2015 156% 156% 142% 150% 154%

164 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Cash Flow Conversion Note: 2013 – 2015 Net Income Normalized for Acquisition and Integration Costs Note: See Company filings for definitions of Net Income excluding acquisitions and integration costs and Free Cash Flow 156% 2015 142% 2013 150% 156% 2011 154% 2012 2014 156% FCF as % of Net Income excluding acquisition and integration expenses 2016 Mid - point

165 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Cash Flow Conversion 78% 81% 2014 2013 81% 2012 75% 2011 76% 2015 79% FCF as % of Normalized EBITDA 2016 Mid - point Note: See Company filings for definitions of Normalized EBITDA and Free Cash Flow

166 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Cash Flow Generation: FCF/Share $2.16 $2.46 $2.95 $3.44 $3.72 $4.33 2013 2011 2012 +15% 2014 2015 2016 Mid - point Note: Used full year fully diluted weighted average shares outstanding Note: See Company filings for definition of Free Cash Flow

167 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Today’s Roadmap Long – Term Growth Sales Productivity Cash Flow Generation Capital Deployment Strong Fundamentals

168 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Capital Deployment Strategic Acquisitions Share Repurchases

169 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. ( $63M ) Capital Deployment: Strategic Acquisitions Strategic Acquisitions ~$673M on eight deals 2005 ( $160M ) 2009 2012 ($ 18M) 2014 ( $135M ) ($ 56M) ( $6M) 2015 ($234M total) Note: Acquisition value includes deferred / contingent consideration

170 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Capital Deployment: Strategic Acquisitions Augment/Accelerate Core IT Business New Markets Techquisitions

171 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Capital Deployment: Share Repurchases Annual share repurchase a ctivity ( $ millions) 212 111 197 432 509 2013 2015 2014 2011 2012 Note: Company has $1.123B remaining on its share repurchase authorization.

172 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Capital Deployment: Share Repurchases - 17% 2015 EOY 100 M 2010 EOY 84 M Note: Q4 Fully Diluted S hares O utstanding Significantly reduced shares outstanding Note: Weighted Average Price / Share Repurchased at attractive prices 2011 – 2015 $60/share

173 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Cash & Capital Deployment: Cumulative Sources and Uses Note: See Company filings for a definition of Free Cash Flow $1.8B Free Cash Flow Strategic Uses Acquisitions Share Re - purchase Cumulative Sources/Strategic Uses of Cash 2011 – 2015 $1.4B $0.4B $1.4B

174 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Capital Deployment: Capital Structure 200 205 205 405 825 2015 2014 2013 2012 2011 57 - 95 - 219 40 452 2015 2014 2013 2012 2011 Gross Debt ($M) Net Debt ($M)

175 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Capital Deployment: Capital Structure 0.2x - 0.3x - 0.6x 0.1x 1.1x 2014 2015 2013 2012 2011 Net Debt / EBITDA Ratio

176 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Today’s Roadmap Long – Term Growth Sales Productivity Cash Flow Generation Capital Deployment Strong Fundamentals

177 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Why Gartner Strong Value Proposition Vast Market Opportunity Winning Strategy Extraordinary Business Model Exceptional Execution

178 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Future Growth: Long - term Growth Objectives Annual Total Revenue Growth 12 – 17% Research 15 – 20% Consulting Events 5 10% – 3 8% –

179 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Why Gartner Unique and competitively differentiated insight on clients’ Mission Critical Priorities Providing high client value At very low cost Vast, untapped and growing Driven by pervasive criticality and rapid rate of change in technology Additional markets including Supply Chain and Marketing Market - leading insights delivered through innovative, differentiated offerings Operating at scale Growing organizational capability to capture our massive market opportunity Continuous improvement and innovation Recurring revenue with strong retention Clients diversified across geography, industry and client size High incremental margins Free cash flow substantially in excess of net income Performance - driven leadership team Exceptional operational execution to grow at double - digit rates Strong cash flow and balance sheet management to drive shareholder value 10+ year track record of double - digit growth in key metrics Strong Value Proposition Vast Market Opportunity Winning Strategy Extraordinary Business Model Exceptional Execution

180 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Select Sales Productivity Data at 2016 Rates Note: Total Contract Value method; presented at 2016 FX rates 2014 2015 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Rolling 12 - Month NCVI $151M $154M $170M $189M $197M $204M $209M $205M Opening Period Head Count 1,461 1,549 1,605 1,643 1,698 1,787 1,820 1,881 Average NCVI Per AE $104K $100K $106K $115K $116K $114K $115K $109K

181 CONFIDENTIAL AND PROPRIETARY I © 2016 Gartner, Inc. and/or its affiliates. All rights reserved. Why Gartner Strong Value Proposition Vast Market Opportunity Winning Strategy Extraordinary Business Model Exceptional Execution